                                                                   Exhibit 3-134
--------------------------------------------------------------------------------

DSC8204 (Rev.81)
        ARTICLES OF INCORPORATION                                  PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                                                                   |X| DOMESTIC BUSINESS CORPORATION
                                                                   |_| DOMESTIC BUSINESS CORPORATION
                                                                       A CLOSE CORPORATION - COMPLETE BACK
     COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE - CORPORATION BUREAU                           |_| DOMESTIC PROFESSIONAL CORPORATION                   FEE
308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120                        ENTER BOARD LICENSE NO.                           $75.00
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


010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2908 6)

GMA - Uniontown, Inc.
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011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)

c/o Houston Harbaugh, P.C. Two Chatham Center, 12th Floor
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     012 CITY                     033 COUNTY                            013 STATE                           064 ZIP CODE

    Pittsburgh                     Allegheny                                PA                                  15219
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050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION


The corporation shall have unlimited power to engage in and do any or all lawful business for which corporations may be incorporated under the Business Corporation Law, Act of May 5, 1933 (P.L. 364), as amended, including without limitation, the power to engage in manufacturing of any nature whatsoever.


(ATTACH 81/2 x 11 SHEET IF NECESSARY)
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The aggregate Number Shares, Classes of Shares and Par Value of Shares which the Corporation shall have Authority to issue:

                                                       One Dollar              Ten Thousand Dollars
                                                041 Stated Par Value Per       042 Total Authorised
       040 Number and Class of Shares                 Share if any                    Capital               031 Term of Existence
    Ten Thousand (10,000) Shares Common                 ($1.00)                      ($10,000)                    Perpetual
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The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each incorporator



                                   061,062
060 Name                           063,064 Address   (Street, City, State, Zip Code)         Number & Class of Shares
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Michael J. Dempster                Two Chatham Center, 12th Floor                            One Share Common
                                   Pittsburgh, PA 15219
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                                           (ATTACH 81/2 x 11  SHEET IF NECESSARY)
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


IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 12th DAY OF May 1989.

                                               /s/ Michael J. Dempster,
                                               ---------------------------------
                                               Michael J. Dempster, Incorporator

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                                            - FOR OFFICE USE ONLY -
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030 FILED                  002 CODE                 003 REV BOX          SEQUENTIAL NO.       100 MICROFILM NUMBER
                           ---------------------   ------------------    ------------------   --------------------------------------
      May 16 1989          REVIEWED BY                                                        89351616
                           ----------------------    -------------------------------------------------------------------------------
                                                     004 SICC            AMOUNT               001 CORPORATION NUMBER
/s/ [graphic of signature]        o APPROVED                             $                    oooooooooo
                           ----------------------    -------------------------------------------------------------------------------
                           DATE REJECTED            CERTIFY TO           INPUT BY             LOG IN               LOG IN (REFILE)
                           ---------------------    |_| REV.             -----------------------------------------------------------
                                                    |_| L&I              VERIFIED BY          LOG OUT              LOG OUT (REFILE)
                           MAILED BY  DATE          |_| OTHER           -----------------------------------------------------------

 Secretary of the Commonwealth
     Department of State
  Commonwealth of Pennsylvania

Microfilm Number 9843-1115    Filed with the Department of State on JUN - 3 1998

Entry Number 1507767                               /s/[graphic of signature]
                                                   -----------------------------
                                                   Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

|X| Domestic Business Corporation (15 Pa. C.S. ss. 1507)       |_| Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa. C.S. ss. 4144)        |_| Domestic Limited Corporation (15 Pa. C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)


In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1.   The name of the corporation or limited partnership is GMA-Uniontown, Inc.
     ---------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)
        ------------------------------------------------------------------------
        Number and Street         City         State         Zip         County


     (b) c/o: Houston Harbaugh, P.C.                               Allegheny
        ------------------------------------------------------------------------
         Name of Commercial Registered Office Provider              County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

    101 East State Street,   Kennett Square     PA     19348      Chester
    -------------------------------------------------------------------------------------------------------------------------------
   Number and Street              City        State     Zip       County


     (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o:
              ------------------------------------------------------------------
              Name of Commercial Registered office Provider      County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. -- 429 -- 10/1/92) JUN-3 98

PA Dept. of State

               9843-1116

DSCB:15-1597/4144/5507/6144/8506 (Rev 90)-2

4.(Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of May 1998.

                                         GMA-Uniontown, Inc.
                                         ---------------------------------------
                                         Name of Corporation/Limited Partnership

                                         BY: /s/ Ira C. Gubernick
                                         ---------------------------------------
                                         (signature) Ira C. Gubernick

                                         TITLE: Secretary
                                         ---------------------------------------
PA. -- 329)